Exhibit 99.1

Protolabs Reports Second Quarter 2019 Financial Results

Record Quarterly Revenue of $115.9 million, an increase of 6% over Q2 2018

MAPLE PLAIN, Minn. – July 25, 2019 – Proto Labs, Inc. (NYSE: PRLB), a leading online and technology-enabled, quick-turn, on-demand manufacturer, today announced financial results for the second quarter ended June 30, 2019.

Second Quarter 2019 Highlights include:

●	Revenue for the second quarter of 2019 was $115.9 million, representing a 5.7 percent increase over revenue of $109.7 million for the second quarter of 2018.
●

The number of unique product developers and engineers served through our web-based customer interface totaled 20,840 in the second quarter of 2019, an increase of 4.7 percent over the second quarter of 2018.

●	Net income for the second quarter of 2019 was $16.2 million, or $0.60 per diluted share.
●	Non-GAAP net income was $19.1 million, or $0.71 per diluted share. See “Non-GAAP Financial Measures” below.

“Protolabs continues to be a leader in digital manufacturing and achieved record revenue of $115.9 million in the second quarter,” said Vicki Holt, President and Chief Executive Officer. “We continue to focus on serving our customers by expanding our differentiated offering as we launched a metal 3D printing production offer and custom color matching for injection molding.”

Additional Second Quarter 2019 highlights include:

●	Gross margin was 52.0 percent of revenue for the second quarter of 2019, compared with 54.0 percent for the second quarter of 2018.
●	GAAP operating margin was 16.9 percent of revenue for the second quarter of 2019, compared to 20.0 percent for the second quarter of 2018.
●	Non-GAAP operating margin was 20.6 percent of revenue for the second quarter of 2019, compared to 23.3 percent for the second quarter of 2018. See “Non-GAAP Financial Measures” below.
●	EBITDA was $27.8 million, or 24.0% of revenue, for the second quarter of 2019.
●	Adjusted EBITDA was $31.0 million, or 26.7% of revenue, for the second quarter of 2019. See "Non-GAAP Financial Measures" below.
●	Cash flow from operations was $36.9 million in the second quarter of 2019.
●	Cash and investments balance was $150.7 million at June 30, 2019.
●	The Company repurchased $4.1 million, or 40,669 shares, of common stock during the quarter.
●	Protolabs continued to expand its service offering through two new launches in Q2:
o	Custom color matching for injection molding
o	Production offer for metal 3D printing

“Protolabs grew 5.7% in the quarter despite currency headwinds, softness in automotive and industrial markets, and the challenge of transforming our newly acquired RAPID business to Protolabs’ business model,” said John Way, Chief Financial Officer.  “We continue to focus on delighting our customers, driving sequential improvement in our business, and generating strong cash flows to allow us to continue to invest in future growth.”

Non-GAAP Financial Measures

The company has included non-GAAP revenue growth that excludes the impact of changes in foreign currency exchange rates (collectively, "non-GAAP revenue growth"). Management believes these metrics are useful in evaluating the underlying business trends and ongoing operating performance of the company.

The company has included earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA, adjusted for stock-based compensation expense and unrealized (gain) loss on foreign currency (collectively, “Adjusted EBITDA”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has included non-GAAP operating margin, adjusted for stock-based compensation expense and amortization expense (collectively, “non-GAAP operating margin”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has included non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, and disposal of businesses (collectively, “non-GAAP net income”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has provided below reconciliations of GAAP to non-GAAP net income, non-GAAP operating margin, non-GAAP revenue growth and Adjusted EBITDA, the most directly comparable measures calculated and presented in accordance with GAAP. These non-GAAP measures are used by the company’s management and board of directors to understand and evaluate operating performance and trends and provide useful measures for period-to-period comparisons of the company’s business. Accordingly, the company believes that these non-GAAP measures provide useful information to investors and others in understanding and evaluating operating results in the same manner as our management and board of directors.

Conference Call

The company has scheduled a conference call to discuss its second quarter 2019 financial results and third quarter outlook today, July 25, 2019 at 8:30 a.m. ET. To access the call in the U.S. please dial 877-709-8150 or outside the U.S. dial 201-689-8354 at least five minutes prior to the 8:30 a.m. start time. No participant code is required. A presentation containing information on the company’s second quarter 2019 financial results and third quarter outlook will be available prior to the call. A simultaneous webcast of the call and slide presentation will be available via the investor relations section of the Protolabs website and the following link: https://edge.media-server.com/mmc/p/sf4ezs6m. A replay will be available for 14 days following the call on the investor relations section of the Protolabs website.

About Protolabs

Protolabs is the world's fastest digital manufacturing source for rapid prototyping and on-demand production. The technology-enabled company produces custom parts and assemblies in as fast as one day with automated 3D printing, CNC machining, sheet metal fabrication, and injection molding processes. Its digital approach to manufacturing enables accelerated time to market, reduces development and production costs, and minimizes risk throughout the product life cycle. Visit protolabs.com for more information.

Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical or current facts are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Protolabs to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are described in the “Risk Factors” section within reports filed with the SEC. Other unknown or unpredictable factors also could have material adverse effects on Protolabs’ future results. The forward-looking statements included in this press release are made only as of the date hereof. Protolabs cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Protolabs expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

Source: Proto Labs, Inc.

Investor Relations Contact:
Protolabs
Dan Schumacher, 763-479-7240
Director of Investor Relations
daniel.schumacher@protolabs.com

or

Media Contact:
Protolabs
Sarah Ekenberg, 763-479-7560

Marketing Manager, PR & Media

sarah.ekenberg@protolabs.com

Proto Labs, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	June 30,	December 31,
	2019	2018
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$100,535	$85,046
Short-term marketable securities	35,867	46,750
Accounts receivable, net	62,548	59,155
Inventory	9,688	10,087
Income taxes receivable	2,852	5,757
Prepaid expenses and other current assets	7,826	8,567
Total current assets	219,316	215,362

Property and equipment, net	248,816	228,001
Goodwill	128,752	128,752
Other intangible assets, net	18,116	19,850
Long-term marketable securities	14,268	23,579
Operating lease assets	12,249	-
Other long-term assets	4,010	3,441
Total assets	$645,527	$618,985

Liabilities and shareholders' equity
Current liabilities
Accounts payable	$21,230	$17,411
Accrued compensation	14,068	18,130
Accrued liabilities and other	10,422	16,702
Current operating lease liabilities	3,296	-
Income taxes payable	2,417	491
Total current liabilities	51,433	52,734

Long-term operating lease liabilities	9,218	-
Long-term deferred tax liabilities	21,745	20,162
Other long-term liabilities	5,018	4,592

Shareholders' equity	558,113	541,497
Total liabilities and shareholders' equity	$645,527	$618,985

Proto Labs, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
Revenue
Injection Molding	$55,457	$51,586	$110,768	$102,929
CNC Machining	38,888	37,788	76,760	74,519
3D Printing	15,266	13,248	29,746	25,573
Sheet Metal	5,472	6,309	10,497	12,550
Other	849	721	1,613	1,826
Total revenue	115,932	109,652	229,384	217,397

Cost of revenue	55,696	50,439	110,288	100,276
Gross profit	60,236	59,213	119,096	117,121

Operating expenses
Marketing and sales	19,285	17,557	37,862	34,129
Research and development	8,169	7,032	16,182	13,697
General and administrative	13,209	12,640	26,031	25,583
Total operating expenses	40,663	37,229	80,075	73,409
Income from operations	19,573	21,984	39,021	43,712
Other income, net	1,125	808	1,338	986
Income before income taxes	20,698	22,792	40,359	44,698
Provision for income taxes	4,532	4,478	8,682	8,333
Net income	$16,166	$18,314	$31,677	$36,365

Net income per share:
Basic	$0.60	$0.68	$1.18	$1.35
Diluted	$0.60	$0.67	$1.17	$1.34

Shares used to compute net income per share:
Basic	26,875,153	26,972,990	26,919,016	26,925,673
Diluted	27,041,422	27,274,882	27,113,328	27,232,215

Proto Labs, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six Months Ended
	June 30,
	2019	2018
Operating activities
Net income	$31,677	$36,365
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	14,981	12,749
Stock-based compensation expense	6,526	5,034
Deferred taxes	1,585	1,620
Gain on sale of businesses	-	(671)
Amortization of held-to-maturity securities	7	276
Other	(279)	7
Changes in operating assets and liabilities	391	3,937
Net cash provided by operating activities	54,888	59,317

Investing activities
Purchases of property, equipment and other capital assets	(34,136)	(43,194)
Cash used for acquisitions, net of cash acquired	-	(90)
Proceeds from sale of businesses	-	284
Purchases of other assets and investments	(4,000)	-
Purchases of marketable securities	(8,983)	(17,129)
Proceeds from maturities of marketable securities	29,170	29,056
Net cash used in investing activities	(17,949)	(31,073)

Financing activities
Payments on debt	-	(5,000)
Proceeds from exercises of stock options and other	2,243	4,696
Purchases of shares withheld for tax obligations	(2,418)	(1,390)
Repurchases of common stock	(21,410)	-
Net cash used in financing activities	(21,585)	(1,694)
Effect of exchange rate changes on cash and cash equivalents	135	(652)
Net increase in cash and cash equivalents	15,489	25,898
Cash and cash equivalents, beginning of period	85,046	36,707
Cash and cash equivalents, end of period	$100,535	$62,605

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Net Income per Share
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
Non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and disposal of businesses
GAAP net income	$16,166	$18,314	$31,677	$36,365
Add back:
Stock-based compensation expense	3,486	2,726	6,526	5,034
Amortization expense	863	799	1,734	1,563
Unrealized (gain) loss on foreign currency	(305)	93	(58)	248
Disposal of businesses	-	(671)	-	(671)
Total adjustments [1]	4,044	2,947	8,202	6,174
Income tax benefits on adjustments [2]	(1,074)	(1,318)	(1,993)	(3,361)
Non-GAAP net income	$19,136	$19,943	$37,886	$39,178

Non-GAAP net income per share:
Basic	$0.71	$0.74	$1.41	$1.46
Diluted	$0.71	$0.73	$1.40	$1.44

Shares used to compute non-GAAP net income per share:
Basic	26,875,153	26,972,990	26,919,016	26,925,673
Diluted	27,041,422	27,274,882	27,113,328	27,232,215

[1] Stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and disposal of businesses were included in the following GAAP consolidated statement of operations categories:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018

Cost of revenue	$797	$363	$1,530	$650

Marketing and sales	614	443	1,163	820
Research and development	503	376	926	690
General and administrative	2,435	2,343	4,641	4,437
Total operating expenses	3,552	3,162	6,730	5,947

Other income, net	(305)	(578)	(58)	(423)
Total adjustments	$4,044	$2,947	$8,202	$6,174

[2] For the three- and six-month periods ended June 30, 2019 and 2018, income tax effects were calculated using the effective tax rate for the relevant jurisdictions. Our non-GAAP tax rates differ from our GAAP tax rates due primarily to the mix of activity incurred in domestic and foreign tax jurisdictions and removing effective tax rate benefits from stock-based compensation activity in the quarter.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin
(In thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
Revenue	$115,932	$109,652	$229,384	$217,397
Income from operations	19,573	21,984	39,021	43,712
GAAP operating margin	16.9%	20.0%	17.0%	20.1%
Add back:
Stock-based compensation expense	3,486	2,726	6,526	5,034
Amortization expense	863	799	1,734	1,563
Total adjustments	4,349	3,525	8,260	6,597
Non-GAAP income from operations	$23,922	$25,509	$47,281	$50,309
Non-GAAP operating margin	20.6%	23.3%	20.6%	23.1%

Proto Labs, Inc.
Reconciliation of GAAP Net Income to EBITDA and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
GAAP net income	$16,166	$18,314	$31,677	$36,365
Amortization expense	863	799	1,734	1,563
Depreciation expense	6,678	5,691	13,246	11,186
Interest income, net	(465)	(322)	(1,046)	(588)
Tax expense	4,532	4,478	8,682	8,333
EBITDA	27,774	28,960	54,293	56,859
Add back:
Stock-based compensation expense	3,486	2,726	6,526	5,034
Unrealized (gain) loss on foreign currency	(305)	93	(58)	248
Total adjustments	3,181	2,819	6,468	5,282
Adjusted EBITDA	$30,955	$31,779	$60,761	$62,141

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth
(In thousands)
(Unaudited)

	Three Months Ended June 30, 2019			Three Months Ended June 30, 2018%		% Change Constant
	GAAP	Adjustments[1]	Non-GAAP	GAAP	Change[2]	Currencies[3]
Revenues
United States	$91,149	$-	$91,149	$86,354	5.6%	5.6%
Europe	20,940	1,333	22,273	20,213	3.6%	10.2%
Japan	3,843	33	3,876	3,085	24.6%	25.6%
Total Revenue	$115,932	$1,366	$117,298	$109,652	5.7%	7.0%

	Six Months Ended June 30, 2019			Six Months Ended June 30, 2018%		% Change Constant
	GAAP	Adjustments[1]	Non-GAAP	GAAP	Change[2]	Currencies[3]
Revenues
United States	$178,960	$-	$178,960	$170,521	4.9%	4.9%
Europe	42,194	2,967	45,161	40,158	5.1%	12.5%
Japan	8,230	121	8,351	6,718	22.5%	24.3%
Total Revenue	$229,384	$3,088	$232,472	$217,397	5.5%	6.9%

[1] Revenue for the three- and six-month periods ended June 30, 2019 has been recalculated using 2018 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.

[2] This column presents the percentage change from GAAP revenue for the three- and six-month periods ended June 30, 2018 to GAAP revenue for the three- and six-month periods ended June 30, 2019.

[3] This column presents the percentage change from GAAP revenue for the three- and six-month periods ended June 30, 2018 to non-GAAP revenue for the three- and six-month periods ended June 30, 2019 (as recalculated using the foreign currency exchange rates in effect during the three- and six-month periods ended June 30, 2018) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Product Developer Information
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
Unique product developers and engineers served	20,840	19,901	31,550	30,625